ND INSURED INCOME FUND, INC.


                       Supplement dated January 5, 1998
                        to Prospectus dated May 1, 1997


     For the fiscal year ended December 31, 1997, ND Holdings, Inc. ("Holdings") voluntarily assumed certain expenses of ND Insured Income Fund, Inc. (the "Fund") in order to maintain total Fund operating expenses at or below 1.00% of average daily net assets. Effective February 1, 1998, Holdings will no longer assume any Fund expenses. To reflect this change in policy, the Fee and Expense table on page 2 of the Prospectus is revised to read as follows:


Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price)...  4.5% (1)
  Maximum Sales Load Imposed on Reinvested Dividends............................  None
  Deferred Sales Load...........................................................  None
  Redemption Fee................................................................  None
  Exchange Fee..................................................................  None

Annual Fund Operating Expenses (as a percentage of average net assets)(2)
  Management Fees...............................................................  0.60%
  12b-1 Fees....................................................................  None
  Other Expenses................................................................  1.76%
                                                                                  -----
  Total Fund Operating Expenses.................................................  2.36%

Example (3)
You would pay the following expenses on a $1,000   1 Year   3 Years   5 Years   10 Years
investment, assuming (1) 5% annual return
and (2) redemption at the end of each time          $68      $115      $165       $302
period:

(1)  Reduced sales charges apply to purchases of $100,000 or more.
(2) Based on actual expenses for the fiscal year ended December 31, 1996, absent any expense assumptions by Holdings.
(3) The example is based upon percentages in the table above and should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The Securities and Exchange Commission requires the use of an assumed 5% annual return.
     The example assumes the reinvestment of all dividends and distributions. All dollar figures have been rounded to the nearest dollar.